                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
PURSUANT TO SECTIONS 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 14, 1994
                        VANGUARD CELLULAR SYSTEMS, INC.
             (Exact Name of Registrant as Specified in its Charter)

            NORTH CAROLINA                               0-16560                                56-1549590
     (State or other Jurisdiction                   (Commission File                           (IRS Employer
           of Incorporation)                             Number)                            Identification No.)

2002 PISGAH CHURCH ROAD, SUITE 300, GREENSBORO, NC                                                         27455
(Address of Principal Executive Offices)                                                                (Zip Code)
Registrant's Telephone Number, Including Area Code:                                                   (910) 282-3690

ITEM 5. OTHER EVENTS.
     This report is being filed to present revised pro forma financial information with respect to pending acquisitions previously reported.
     The following unaudited pro forma consolidated financial information of Vanguard Cellular Systems, Inc. and Subsidiaries (the Registrant) gives effect to the following acquisitions:
A. The acquisition of a 100% ownership interest in Crowley Cellular Telecommunications Binghamton, Inc. (Crowley Inc.) (the "Crowley Transaction"). On December 14, 1994, the Registrant purchased the stock of Crowley Inc., the owner of the cellular system serving the Elmira, New York MSA and also a 97% interest in Binghamton CellTelCo, an operating cellular partnership serving the Binghamton, New York MSA. The purchase price for this acquisition was 1,766,674 shares of the Registrant's Class A Common Stock and $6.1 million in cash, subject to certain post-closing adjustments. The cash was borrowed under the Registrant's 1993 Loan Agreement.
B. The purchase of the assets of Sunshine Cellular (Sunshine) (the "Sunshine Transaction"). Sunshine owns and operates the cellular system serving the Union, Pennsylvania (PA-8) RSA. The purchase price for the assets of Sunshine is $50.4 million, subject to certain closing adjustments. Of the total purchase price, $15 million must be paid in cash and the remainder is payable, at the Registrant's option, in cash or Class A Common Stock of the Registrant, or any combination thereof. The following financial information assumes that the Sunshine Transaction is made with cash borrowed under the Registrant's 1993 Loan Agreement.
     In order to consummate the Sunshine Transaction, the Registrant must obtain a waiver under its loan agreement entered into in 1993 with various lenders led by the Bank of New York and Toronto Dominion Bank (the "1993 Loan Agreement") or obtain alternative financing. Although the Registrant has received commitments to refinance the 1993 Loan Agreement with a new $675 million bank credit facility, there can be no assurance that such financing or any necessary waiver will be obtained. The Registrant presently expects to finance the Sunshine Transaction with funds borrowed under its existing 1993 Loan Agreement or, if available, its new proposed facility.
     The unaudited pro forma consolidated statements of operations give effect to the Crowley Transaction and the Sunshine Transaction as if they had occurred on January 1, 1993, and the unaudited pro forma balance sheet data gives effect to the Crowley Transaction and the Sunshine Transaction as if they had occurred on September 30, 1994.
     The unaudited pro forma consolidated financial information does not reflect the Registrant's exchange of the Hagerstown, MD MSA for the PA-10 East RSA or the acquisition of the Altoona, PA MSA prior to the consummation of these transactions in April 1994. The acquisitions of the ME-4 RSA and WV-1 RSA, which were consummated in October 1994, are also excluded. The excluded acquisitions did not involve businesses that are significant under Regulation S-X.
     The unaudited pro forma consolidated financial information has been prepared by the Registrant based upon the historical financial statements of the Registrant, Crowley, Inc. and Sunshine. The unaudited pro forma consolidated financial information gives effect to the acquisitions under the purchase method of accounting and to certain assumptions and adjustments described more fully in the accompanying notes. This unaudited pro forma consolidated financial information may not be indicative of the results that actually would have occurred if the transactions had been completed on the dates indicated or of the results which may be obtained in the future. The unaudited pro forma consolidated financial information should be read in conjunction with the financial statements and notes thereto for the Registrant included in its Form 10-K for the year ended December 31, 1993 and the Form 10-Q for the period ended September 30, 1994 and financial statements and notes thereto of Crowley, Inc. and Sunshine included the Company's Form 8-K dated November 22, 1994.
                                       1

                VANGUARD CELLULAR SYSTEMS, INC. AND SUBSIDIARIES
          PRO FORMA CONSOLIDATED BALANCE SHEETS -- SEPTEMBER 30, 1994
                                  (UNAUDITED)

                                                                               HISTORICAL
                                                                        VANGUARD
                                                                        CELLULAR
                                                                     SYSTEMS, INC.        ACQUIRED       PRO FORMA
(AMOUNTS IN THOUSANDS)                                              AND SUBSIDIARIES    ENTITIES (1)    ADJUSTMENTS
ASSETS
CURRENT ASSETS:
  Cash...........................................................      $    5,515         $    754       $       0
  Accounts receivable, net.......................................          19,498            1,787               0
  Cellular telephone inventories.................................           5,946              474               0
  Prepaid expenses...............................................             759               90               0
  Other..........................................................               0              514            (514)(7)
     Total current assets........................................          31,718            3,619            (514)
INVESTMENTS......................................................         209,080            8,394          75,680(8)
PROPERTY AND EQUIPMENT, net......................................          96,367            9,863               0
OTHER ASSETS, net................................................           9,732              643           7,161(8)
     Total assets................................................      $  346,897         $ 22,519       $  82,327
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
  Current portion of long-term debt..............................      $        0         $  2,600       $  (2,600)(9)
  Accounts payable and accrued expenses..........................          26,411            1,132            (339)(8)
  Customer deposits and unearned revenues........................             551              188             (21)(8)
     Total current liabilities...................................          26,962            3,920          (2,960)
LONG-TERM DEBT, net of current portion...........................         302,647           18,025          38,376(9)
MINORITY INTERESTS...............................................           2,548               85               0
COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS' EQUITY
  Common stock (38,594 actual and 40,404 pro forma
     shares outstanding).........................................             386                1              (1)(8)
                                                                                                                18(10)
  Additional capital in excess of par value......................         186,724           16,628         (16,628)(8)
                                                                                                            47,382(10)
  Net unrealized holding losses..................................          (3,537)               0               0
  Accumulated deficit............................................        (168,833)         (16,140)         16,140(8)
     Total shareholders' equity..................................          14,740              489          46,911
     Total liabilities and shareholders' equity..................      $  346,897         $ 22,519       $  82,327
                                                                    PRO FORMA
(AMOUNTS IN THOUSANDS)                                             CONSOLIDATED
ASSETS
CURRENT ASSETS:
  Cash...........................................................   $    6,269
  Accounts receivable, net.......................................       21,285
  Cellular telephone inventories.................................        6,420
  Prepaid expenses...............................................          849
  Other..........................................................            0
     Total current assets........................................       34,823
INVESTMENTS......................................................      293,154
PROPERTY AND EQUIPMENT, net......................................      106,230
OTHER ASSETS, net................................................       17,536
     Total assets................................................   $  451,743
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
  Current portion of long-term debt..............................   $        0
  Accounts payable and accrued expenses..........................       27,204
  Customer deposits and unearned revenues........................          718
     Total current liabilities...................................       27,922
LONG-TERM DEBT, net of current portion...........................      359,048
MINORITY INTERESTS...............................................        2,633
COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS' EQUITY
  Common stock (38,594 actual and 40,404 pro forma
     shares outstanding).........................................          404
  Additional capital in excess of par value......................      234,106
  Net unrealized holding losses..................................       (3,537)
  Accumulated deficit............................................     (168,833)
     Total shareholders' equity..................................       62,140
     Total liabilities and shareholders' equity..................   $  451,743

   The accompanying notes to pro forma condensed financial information are an integral part of this statement.
                                       2

                VANGUARD CELLULAR SYSTEMS, INC. AND SUBSIDIARIES
                PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1993
                                  (UNAUDITED)

                                                                               HISTORICAL
                                                                        VANGUARD
                                                                        CELLULAR
                                                                     SYSTEMS, INC.        ACQUIRED       PRO FORMA
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)                       AND SUBSIDIARIES    ENTITIES (1)    ADJUSTMENTS
REVENUES:
  Service Fees...................................................       $ 98,960          $  7,569        $     0
  Cellular telephone equipment revenues..........................          9,929             1,083              0
  Other..........................................................            175                 0              0
                                                                         109,064             8,652              0
COSTS AND EXPENSES:
  Cost of service................................................         14,461             1,768              0
  Cost of cellular telephone equipment...........................         13,410             1,482              0
  Marketing and selling..........................................         21,693             1,502              0
  General and administrative.....................................         34,218             3,049              0
  Depreciation and amortization..................................         25,160             2,120          2,143(2)
                                                                         108,942             9,921          2,143
INCOME (LOSS) FROM OPERATIONS....................................            122            (1,269)        (2,143)
NET LOSSES ON DISPOSITIONS.......................................           (657)                0              0
INTEREST EXPENSE.................................................        (15,389)           (1,358)        (2,950)(3)
                                                                                                            1,358(4)
OTHER, net.......................................................            795               605              0
LOSS BEFORE MINORITY INTEREST....................................        (15,129)           (2,022)        (3,735)
MINORITY INTEREST................................................           (154)                8              0
NET LOSS BEFORE EXTRAORDINARY ITEM...............................       $(15,283)         $ (2,014)       $(3,735)
NET LOSS PER SHARE BEFORE EXTRAORDINARY ITEM.....................       $  (0.40)
WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING (6).........         37,888
                                                                    PRO FORMA
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)                      CONSOLIDATED
REVENUES:
  Service Fees...................................................    $106,529
  Cellular telephone equipment revenues..........................      11,012
  Other..........................................................         175
                                                                      117,716
COSTS AND EXPENSES:
  Cost of service................................................      16,229
  Cost of cellular telephone equipment...........................      14,892
  Marketing and selling..........................................      23,195
  General and administrative.....................................      37,267
  Depreciation and amortization..................................      29,423
                                                                      121,006
INCOME (LOSS) FROM OPERATIONS....................................      (3,290)
NET LOSSES ON DISPOSITIONS.......................................        (657)
INTEREST EXPENSE.................................................     (18,339)
OTHER, net.......................................................       1,400
LOSS BEFORE MINORITY INTEREST....................................     (20,886)
MINORITY INTEREST................................................        (146)
NET LOSS BEFORE EXTRAORDINARY ITEM...............................    $(21,032)
NET LOSS PER SHARE BEFORE EXTRAORDINARY ITEM.....................    $  (0.53)(5)
WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING (6).........      39,665

     The accompanying notes to pro forma condensed financial information are an integral part of this statement.
                                       3

                VANGUARD CELLULAR SYSTEMS, INC. AND SUBSIDIARIES
                PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1994

                                                                               HISTORICAL
                                                                        VANGUARD
                                                                        CELLULAR
                                                                     SYSTEMS, INC.        ACQUIRED       PRO FORMA
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)                       AND SUBSIDIARIES    ENTITIES (1)    ADJUSTMENTS
REVENUES:
  Service Fees...................................................       $104,076          $  8,185        $     0
  Cellular telephone equipment revenues..........................         12,246               925              0
  Other..........................................................          2,241                 0              0
                                                                         118,563             9,110              0
COSTS AND EXPENSES:
  Cost of service................................................         15,934             1,673              0
  Cost of cellular telephone equipment...........................         19,219             1,296              0
  Marketing and selling..........................................         23,970             1,295              0
  General and administrative.....................................         31,220             2,304              0
  Depreciation and amortization..................................         17,359             1,559            703(2)
                                                                         107,702             8,127            703
INCOME FROM OPERATIONS...........................................         10,861               983           (703)
NET LOSSES ON DISPOSITIONS.......................................           (212)                0              0
INTEREST EXPENSE.................................................        (15,113)           (1,184)        (2,636)(3)
                                                                                                            1,184(4)
OTHER, net.......................................................             70               402              0
LOSS BEFORE MINORITY INTEREST....................................         (4,394)              201         (2,155)
MINORITY INTEREST................................................           (167)              (13)             0
NET LOSS.........................................................       $ (4,561)         $    188        $(2,155)
NET LOSS PER SHARE...............................................       $  (0.12)
WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING (6).........         38,477
                                                                    PRO FORMA
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)                      CONSOLIDATED
REVENUES:
  Service Fees...................................................    $112,261
  Cellular telephone equipment revenues..........................      13,171
  Other..........................................................       2,241
                                                                      127,673
COSTS AND EXPENSES:
  Cost of service................................................      17,607
  Cost of cellular telephone equipment...........................      20,515
  Marketing and selling..........................................      25,265
  General and administrative.....................................      33,524
  Depreciation and amortization..................................      19,621
                                                                      116,532
INCOME FROM OPERATIONS...........................................      11,141
NET LOSSES ON DISPOSITIONS.......................................        (212)
INTEREST EXPENSE.................................................     (17,749)
OTHER, net.......................................................         472
LOSS BEFORE MINORITY INTEREST....................................      (6,348)
MINORITY INTEREST................................................        (180)
NET LOSS.........................................................    $ (6,528)
NET LOSS PER SHARE...............................................    $  (0.16)(5)
WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING (6).........      40,244

   The accompanying notes to pro forma condensed financial information are an integral part of this statement.
                                       4

                VANGUARD CELLULAR SYSTEMS, INC. AND SUBSIDIARIES
             NOTES TO PRO FORMA CONSOLIDATED FINANCIAL INFORMATION
     For purposes of determining the pro forma effects on the consolidated statement of operations for the year ended December 31, 1993 and the nine months ended September 30, 1994, the pro forma adjustments and eliminations have been made as if the Crowley Transaction and the Sunshine Transaction had occurred on January 1, 1993. For the purposes of determining the pro forma effects on the condensed consolidated balance sheet as of September 30, 1994, the pro forma adjustments and eliminations have been made as if the Crowley Transaction and the Sunshine Transaction had occurred on September 30, 1994. The following pro forma adjustments have been made:
     (1) These amounts reflect the combined historical data of Crowley, Inc. and Sunshine as of or for the periods indicated, reclassified to conform with the presentation of the Registrant's financial statements.
     (2) This adjustment reflects additional amortization of deferred cellular license acquisition costs and the acquired customer base arising from the acquisitions of Crowley, Inc. and Sunshine. The deferred cellular license acquisition costs are being amortized over 40 years in accordance with the Registrant's policy. The cost of the acquired customer base is being amortized over the expected service period for these customers which is estimated to be approximately four years.
     (3) This adjustment reflects interest expense attributable to the $55.4 million of borrowings that would have been necessary to consummate the acquisitions on January 1, 1993. The adjustment assumes the borrowings would be funded from the Facility B Loan of the Registrant's credit agreement and would bear interest at the Eurodollar Rate plus 2.5%. For the year ended December 31, 1993 and for the nine months ended September 30, 1994, the average Eurodollar rate was 3.32% and 4.34%, respectively. This additional interest expense is offset by a reduction in the commitment fee equal to .5% of the borrowings. If the assumed rate varied by 1/8% in each period, consolidated interest expense on all outstanding borrowings of the Registrant in each period for the year ended December 31, 1993 and for the nine months ended September 30, 1994, would have varied by approximately $340,000 and $310,000, respectively.
     (4) This adjustment eliminates interest expense incurred by Crowley, Inc. and Sunshine during the year ended December 31, 1993 and the nine months ended September 30, 1994 of $1.4 million and $1.2 million, respectively. This interest expense relates to long-term debt of Crowley, Inc. that will be retired prior to the Crowley Transaction and long-term debt of Sunshine that will not be assumed by the Registrant.
     (5) The pro forma net loss per share is computed based on the weighted average shares outstanding adjusted for the additional shares issued to fund part of the Crowley Transaction.
     (6) Reflects 3 for 2 stock split effected in the form of a 50% stock dividend paid on August 24, 1994.
     (7) This adjustment reflects the required settlement of "due from affiliate" of Crowley Inc. prior to the consummation of the Crowley Transaction.
     (8) These adjustments reflect the consummation of the Crowley Transaction and the Sunshine Transaction, the allocation of the purchase prices, the elimination of certain liabilities not assumed from Sunshine and the consolidation of Crowley Inc. and Sunshine as if the acquisitions had occurred on September 30, 1994.
     (9) This adjustment reflects additional borrowings of $56.4 million under the Registrant's 1993 Loan Agreement incurred primarily to fund these transactions. Additionally, this adjustment also reflects (i) the retirement of $8.6 million of Crowley, Inc. long-term debt (including current portion) which will occur prior to the consummation of the Crowley Transaction and (ii) the elimination of $11.8 million of Sunshine long-term debt (including current portion) that will not be assumed in the Sunshine Transaction.
     (10) This adjustment reflects the issuance of the Registrant's Class A Common Stock to fund part of the Crowley Transaction.
ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
     (a) and (b) No financial statements or pro forma financial information with respect to acquired businesses are included herewith. Pro forma information with respect to the pending acquisitions of Crowley, Inc. and Sunshine is included in
Item 5
                                       5

                VANGUARD CELLULAR SYSTEMS, INC. AND SUBSIDIARIES
       NOTES TO PRO FORMA CONSOLIDATED FINANCIAL INFORMATION -- CONTINUED hereof. Historical financial information with respect to these transaction was included in the Registrant's Form 8-K dated November 22, 1994.
     (c) The Exhibits furnished in connection with this report are as follows:
          2(a) Stock Purchase Agreement by and among Crowley Cellular Telecommunications Limited Partnership, Crowley Cellular Telecommunications Binghamton, Inc. and Vanguard Cellular Systems, Inc., dated as of August 5, 1994 and filed as Exhibit 2(a) to the Registrant's Form 10-Q for the quarter ended June 30, 1994, is incorporated by reference herein.
          2(b) Asset Purchase Agreement dated September 26, 1994 by and between Vanguard Cellular Systems, Inc. and Sunshine Cellular ("Sunshine Agreement") filed as Exhibit 2(b) to the Registrant's Current Report on Form 8-K filed on September 30, 1994, is incorporated by reference herein.
                                       6

                                   SIGNATURES
     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
                                         VANGUARD CELLULAR SYSTEMS, INC.
                                         By: /s/      Stephen L. Holcombe
                                                    STEPHEN L. HOLCOMBE
                                                 SENIOR VICE PRESIDENT AND
                                                  CHIEF FINANCIAL OFFICER
Date: December 14, 1994
                                       7

                               INDEX TO EXHIBITS

EXHIBIT
  NO.                                                                                 PAGE
   *2(a)  Stock Purchase Agreement by and among Crowley Cellular Telecom-
          munications Limited Partnership, Crowley Cellular Telecommunications
          Binghamton, Inc. and Vanguard Cellular Systems, Inc., dated as of August
          5, 1994 and filed as Exhibit 2(a) to the Registrant's Form 10-Q for the quarter ended June 30, 1994.
   *2(b)  Asset Purchase Agreement dated September 26, 1994 by and between
          Vanguard Cellular Systems, Inc. and Sunshine Cellular ("Sunshine
          Agreement") filed as Exhibit 2(b) to the Registrant's Current Report on Form 8-K filed on September 30, 1994.

* Incorporated by reference to the statement or report indicated.
                                       8